SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

----------------------
FORM 8-K
----------------------

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 13, 2011

----------------------

RESEARCH FRONTIERS INCORPORATED
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	1-9399	11-2103466
(STATE OR OTHER JURISDICTION	(COMMISSION FILE NUMBER)	(IRS EMPLOYER
OF INCORPORATION)		IDENTIFICATION NO.)

240 CROSSWAYS PARK DRIVE
WOODBURY, NEW YORK 11797-2033
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (516) 364-1902

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On September 13 2011, it was announced that Mercedes-Benz had unveiled a luxury concept van called the Viano Vision Pearl using Research Frontiers Inc.'s SPD-SmartGlass technology at the Frankfurt International Auto Show. This van had eight panels of SPD-SmartGlass including three roof panels, four side windows and one rear window. On September 14,2011, it was announced that Audi AG had premiered at the Frankfurt Auto Show its A2 concept car with a large panoramic roof made using Research Frontiers' SPD-SmartGlass technology,and that automotive component supplier Eberspaecher also is exhibiting SPD-SmartGlass and its electronic controllers used to power the SPD-SmartGlass Magic Sky Control roof in the currentMercedes Benz SLK roadster, which also was on display with Magic Sky Control panoramic glass roofs in two vehicles at the Mercedes Benz exhibit at the Frankfurt International Auto Show.

Details are noted in the two press releases reproduced below.

     Mercedes-Benz Unveils Viano Vision Pearl Luxury Van Using SPD-SmartGlass Technology At 2011 Frankfurt Auto Show

Viano Vision Pearl Features Eight SPD-SmartGlass Panels including Roof, Side and Rear Windows

FRANKFURT, Germany, September 13, 2011-Frankfurt International Auto Show-Luxury auto manufacturer Mercedes-Benz is exhibiting its Viano Vision Pearl luxury concept van using SPD-SmartGlass(tm) technology in Hall 2 at the 64th Frankfurt International Auto Show being held now through September 25, 2011 in Frankfurt, Germany.

The Viano Vision Pearl luxury van on display features SPD-SmartGlass technology in the three glass roof panels, the rear window, and four side windows. All of these glazings were supplied by Research Frontiers' (Nasdaq: REFR) licensee Isoclima S.p.A.

Mercedes-Benz' Viano Vision Pearl luxury van was recently showcased in a video from Mercedes-Benz Reporter. Additional videos of the SPD-SmartGlass operating in the Viano Vision Pearl at the Frankfurt Auto Show are available on Research Frontiers' website and on its YouTube channel.

The 2011 Frankfurt Auto Show marks the first time Mercedes-Benz has publicly exhibited automotive side windows or rear windows made using SPD light-control technology. These smart windows allow drivers and passengers to change the tint of their roof, rear and side windows from dark to clear instantly with the touch of a button. The use of SPD-SmartGlass technology in side and rear windows offers many benefits including enhanced privacy on-demand, improved security, and increased energy savings due to lower heat build-up within the vehicle.

Additional information about the Frankfurt International Auto Show is available from the event website.

More information about Isoclima S.p.A. is available from the company's website.

In February 2011, it was announced that after evaluating various technologies, Daimler AG has selected Research Frontiers' patented SPD-Smart(tm) light-control technology for one of its latest Mercedes-Benz innovations: the MAGIC SKY CONTROL panoramic all-glass roof. The Mercedes-Benz SLK, which is now available, is the first production vehicle to offer SPD-SmartGlass technology. In addition to the Viano, two different model SLKs with the MAGIC SKY CONTROL panoramic roofs were also on exhibit at the Frankfurt Auto Show.

SPD-SmartGlass technology enhances the driving experience and supports energy efficiency. Test data published by Mercedes-Benz show the ability of the panoramic roof on the SLK roadster to reduce sun exposure to 1/20th of direct exposure levels. When compared to conventional automotive glass, Mercedes-Benz reports that the use of SPD-SmartGlass on the roof of its SLK significantly reduces the temperature inside the vehicle by up to 18 degrees F/10 degrees C. This increases passenger comfort and reduces air conditioning loads, thereby saving fuel and reducing CO2 emissions. Use of SPD-SmartGlass technology in the side and rear windows of the Viano Vision Pearl further contributes to passenger comfort and energy savings because more heat and light are blocked inside the vehicle, offering greater privacy and creating a home theater-like atmosphere inside the vehicle at the press of a button.

The automotive press has hailed the 2012 Mercedes-Benz SLK and its MAGIC SKY CONTROL sunroof with SPD-SmartGlass technology. Motor Trend magazine calls MAGIC SKY CONTROL the "killer app," "the very coolest part of the SLK," "amazing stuff" and "without question the highlight of the new SLK." Likewise, Car and Driver says "Being a Mercedes, the SLK will overflow with technology... but the coolest will be... MAGIC SKY CONTROL roof."

Joseph M. Harary, President of Research Frontiers, noted at the Frankfurt Auto Show: "Use of SPD-SmartGlass technology is expanding in the automotive industry. Mercedes-Benz was the first to introduce SPD-SmartGlass technology for a serial production vehicle, and now they have demonstrated further the many benefits that SPD-SmartGlass offers automobile manufacturers, designers and occupants by expanding the areas that SPD-SmartGlass is being used on the vehicle. Their general press conference earlier today was very well-attended by the international news media, and the lines to see their new Viano luxury van continued through the afternoon."

SPD-SmartGlass is the world's fastest-switching variably tintable dynamic glazing technology. It is the only dimmable window technology that gives users the ability to instantly and precisely control the level of shading to any point between very dark and clear. This provides exceptional control over solar energy while also adding to user comfort and protecting interiors. Available in both glass and lightweight polycarbonate substrates, SPD-Smart products-windows, sunroofs, skylights, doors, partitions and more-are laminated glazings that offer a distinctive combination of user well-being, energy efficiency and security. Controlled manually or automatically, they are available in custom sizes and fabrications for original equipment, new construction, replacement and retrofit projects.

About Research Frontiers Inc.

Research Frontiers Inc. (Nasdaq: REFR) is the developer of SPD-Smart light-control technology which allows users to instantly, precisely and uniformly control the shading of glass or plastic, either manually or automatically. Having spent over $80 million to date to develop its technology, Research Frontiers currently holds approximately 500 patents and patent applications and has built an infrastructure of 39 licensed companies that collectively are capable of serving the growing global demand for smart glass products in automobiles, homes, buildings, aircraft and boats. Further information about SPD-Smart technology, Research Frontiers and its licensees can be found at www.SmartGlass.com.

Note: From time to time Research Frontiers may issue forward-looking statements which involve risks and uncertainties. This press release contains forward-looking statements. Actual results could differ and are not guaranteed. Any forward-looking statements should be considered accordingly. "SPD-Smart" and "SPD-SmartGlass" are trademarks of Research Frontiers Inc.

"Magic Sky Control" and "Mercedes-Benz" are trademarks of Daimler AG.

For further information or to schedule a visit to the Research Frontiers Design Center, please contact:

Joseph M. Harary, President and CEO
Research Frontiers Inc.
+1-516-364-1902
Info@SmartGlass.com

###

Audi Premieres A2 Concept Car With Research Frontiers'
SPD-SmartGlass Technology At 2011 Frankfurt Auto Show

Feel the heat-Or not. Audi joins Mercedes-Benz showcasing vehicles with SPD-SmartGlass technology; Eberspaecher's automotive controls division exhibits controller for SPD-SmartGlass.

FRANKFURT, Germany, September 14, 2011-Frankfurt International Auto Show-Premium auto manufacturer Audi AG debuted its A2 concept car at a world premiere at the 64th Frankfurt International Auto Show being held now through September 25, 2011 in Frankfurt, Germany. The A2 is an electric-powered passenger car equipped with a large SPD-Smart(tm) panoramic glass roof.

Audi describes the spacious, ultra-lightweight A2 as a "peek into the future of electric mobility" that is "packed full with attractive, intelligent technologies." The A2's SPD-Smart panoramic glass roof is a key element of the vehicle's innovative exterior design. The roof's ability to block the sun's heat almost entirely, Audi observes, "is a further contribution to efficient temperature management in the purely electric powered Audi A2 concept." More information about the A2 and about Audi's press conference at the Frankfurt Auto Show yesterday are available on Audi's news site.

Research Frontiers' (Nasdaq: REFR) SPD-Smart automotive products-sunroofs, side- and rear-windows - are ideal for all automobiles, and especially electric vehicles. Because SPD-Smart auto glazings can block up to 95% of the sun's heat in their tinted state, they keep vehicle interiors cooler. When the vehicle is not in use or the glass is turned off, SPD-Smart glazings automatically switch to their maximum heat-blocking state without using any energy. This offers significant power efficiency benefits because the electric vehicle does not have to devote as much energy to cool the car as it would if it were outfitted with traditional or even tinted auto glass. Lower demands on a vehicle's cooling system also give original equipment manufacturers the ability to use smaller air conditioning systems to satisfy user needs. These features of SPD-SmartGlass(tm) technology translate into greater driving range for the vehicle and more potential usable interior space.

Demand for electric vehicles is projected to grow over the coming years. Rising fuel costs, consumers' desire for "green" product solutions, and increasingly stringent fuel economy standards designed to reduce dependency on fossil fuels and lower CO2 emissions are among the growth drivers.

Audi joins Mercedes-Benz as 2011 Frankfurt Auto Show exhibitors with vehicles made using Research Frontiers' SPD-SmartGlass(tm) technology. The Mercedes-Benz Viano Vision Pearl luxury van, which has roof-, side- and rear windows (eight in total) with SPD-SmartGlass technology, made its premiere at this year's Frankfurt Auto Show. Also making world premieres at this year's show are the Mercedes-Benz SLK 250 CDI and SLK 55 AMG roadsters. All models of the SLK offer the benefits of SPD-SmartGlass technology in the optional MAGIC SKY CONTROL panoramic all-glass roof. The Mercedes-Benz SLK, which is now available, is the first production vehicle to offer SPD-SmartGlass technology. SPD-SmartGlass technology enhances the driving experience and supports energy efficiency. When compared to conventional automotive glass, Mercedes-Benz reports that the use of SPD-SmartGlass on the roof of its SLK significantly reduces the temperature inside the vehicle by up to 18 degrees F/10 degrees C. This increases passenger comfort and reduces air conditioning loads, thereby saving fuel and reducing CO2 emissions.

In addition to Mercedes-Benz and Audi exhibiting vehicles with SPD-SmartGlass technology at the Frankfurt Auto Show, auto industry component supplier Eberspaecher is exhibiting (Hall 8, Booth A33) the control unit it supplies to Daimler AG to regulate the MAGIC SKY CONTROL panoramic roof using SPD-SmartGlass technology on the new Mercedes-Benz SLK roadster. Visitors to the Eberspaecher exhibit are greeted by two large glass panels that are quickly switching from dark to light with information about Eberspaecher and its control system being displayed behind these SPD-SmartGlass panels. Elsewhere at Eberspaecher's exhibition are two overhead skylight-sized panels, one with SPD-SmartGlass and the other using conventional glass. Behind both panels are high-intensity lights and infrared heat lamps. Visitors are invited to press a button and feel the temperature difference between the two panels, with the SPD-Smart panel being demonstrably cooler to the touch.

In Eberspaecher's press release, Frank Giraud, Business Development Manager at Eberspaecher Controls, highlighted the contribution to environmental protection offered by the MAGIC SKY CONTROL roof with SPD-SmartGlass, noting: "Electronically switchable smart glass is far more effective than classic blinds or conventional thermal insulation glass could be." Eberspaecher uses electronics technology jointly licensed to Daimler by Research Frontiers and its licensee SPD Control Systems Corporation.

Joseph M. Harary, President and CEO of Research Frontiers, noted: "Almost every major car manufacturer here at the Frankfurt Auto Show has been showing production vehicles with large panoramic glass roofs. Even with conventional tinted glass, the solar heat gain inside these vehicles can be intense because of the large amounts of glass being used in today's vehicles. SPD-SmartGlass can be 50-60 times darker than a typical sunroof, while also being adjustable at the touch of a button to be about twice as clear. This brings daylighting into the vehicle to create an open-air driving experience while also more effectively managing solar heat gain. When this trend is combined with the growing and current reality of a world with electric vehicles, and the need for greater driving range and more efficient power consumption by these vehicles, the need for SPD-SmartGlass is even more compelling. Through the efforts of Research Frontiers, and those of our licensees and their customers, the benefits of using SPD-SmartGlass are clearly apparent as its presence begins to permeate-not only in the engineering and design studios of the world's major automobile OEMs, but also in public forums such as the Frankfurt Auto Show, and even in people's driveways."

SPD-SmartGlass is the world's fastest-switching variably tintable dynamic glazing technology. It is the only dimmable window technology that gives users the ability to instantly and precisely control the level of shading to any point between very dark and clear. This provides exceptional control over solar energy while also adding to user comfort and protecting interiors. Available in both glass and lightweight polycarbonate substrates, SPD-Smart products-windows, sunroofs, skylights, doors, partitions and more-are laminated glazings that offer a distinctive combination of user well-being, energy efficiency and security. Controlled manually or automatically, they are available in custom sizes and fabrications for original equipment, new construction, replacement and retrofit projects.

About Research Frontiers Inc.

Research Frontiers Inc. (Nasdaq: REFR) is the developer of SPD-Smart light-control technology which allows users to instantly, precisely and uniformly control the shading of glass or plastic, either manually or automatically. Having spent over $80 million to date to develop its technology, Research Frontiers currently holds approximately 500 patents and patent applications and has built an infrastructure of 39 licensed companies that collectively are capable of serving the growing global demand for smart glass products in automobiles, homes, buildings, aircraft and boats. Further information about SPD-Smart technology, Research Frontiers and its licensees can be found at www.SmartGlass.com.

Note: From time to time Research Frontiers may issue forward-looking statements which involve risks and uncertainties. This press release contains forward-looking statements. Actual results could differ and are not guaranteed. Any forward-looking statements should be considered accordingly. "SPD-Smart" and "SPD-SmartGlass" are trademarks of Research Frontiers Inc. "Magic Sky Control" and "Mercedes-Benz" are trademarks of Daimler AG.

For further information or to schedule a visit to the Research Frontiers Design Center, please contact:

Joseph M. Harary, President and CEO
Research Frontiers Inc.
+1-516-364-1902
Info@SmartGlass.com

###

The press releases are reproduced above and is also available on the Company's website at www.SmartGlass.com and at various other places on the internet.

This report and the press releases referred to herein may include statements that may constitute "forward-looking" statements as referenced in the Private Securities Litigation Reform Act of 1995. Those statements usually contain words such as "believe", "estimate", "project", "intend", "expect", or similar expressions. Any forward-looking statements are made by the Company in good faith, pursuant to the safe-harbor provisions of the Act. These forward-looking statements reflect management's current views and projections regarding economic conditions, industry environments and Company performance. Factors, which could significantly change results, include but are not limited to: sales performance, expense levels, competitive activity, interest rates, changes in the Company's financial condition and several business factors. Additional information regarding these and other factors may be included in the Company's quarterly 10-Q and 10K filings and other public documents, copies of which are available from the Company on request. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this report.

The information in this Form 8-K or the press releases reproduced herein shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESEARCH FRONTIERS INCORPORATED

/s/ Joseph M. Harary
By: Joseph M. Harary
Title: President and CEO

Dated: September 15, 2011